EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of March 21, 2025

to

CREDIT AGREEMENT

Dated as of February 24, 2023

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 21, 2025 by and among ROLLINS, INC. a Delaware corporation (the “Company”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of February 24, 2023, by and among the Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company desires, and the Administrative Agent and the Lenders have agreed, to release all of the now existing Subsidiary Guarantors (the “Existing Subsidiary Guarantors”) from their obligations under the Subsidiary Guaranty (as defined in the Existing Credit Agreement, the “Existing Subsidiary Guaranty”) on the terms and conditions set forth herein;

WHEREAS, the Company, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Administrative Agent hereby agree to enter into this Amendment.

1.                  Amendments to the Credit Agreement. Subject to satisfaction of the conditions set forth in Section 3 below:

(a)                Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means March 21, 2025.

(b)                The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:

“Subsidiary Guarantor” means each Subsidiary that is a party to the Subsidiary Guaranty.

“Subsidiary Guaranty” means (a) prior to the Amendment No. 1 Effective Date, that certain Guaranty dated as of the Effective Date (including any and all supplements thereto) and executed by each Subsidiary Guarantor party thereto and (b) any other guaranty executed by each

Subsidiary Guarantor after the Amendment No. 1 Effective Date in accordance with Section 5.10(a) of this Agreement in favor of the Administrative Agent, for the benefit of the Lenders, to be substantially in form of the Subsidiary Guaranty described in the immediately preceding clause (a) or otherwise in form and substance acceptable to the Administrative Agent.

(c)                Section 5.10(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a)                On or prior to the date on which any Subsidiary that is not then a Subsidiary Guarantor becomes a borrower or a guarantor in respect of any Material Indebtedness of the Company or its Domestic Subsidiaries, the Company shall cause each such Subsidiary to deliver to the Administrative Agent a Subsidiary Guaranty (or joinder thereto) pursuant to which such Subsidiary agrees to be bound by the terms and provisions thereof, such Subsidiary Guaranty to be accompanied by appropriate authorizing resolutions, other organizational documentation and, if requested by the Administrative Agent, legal opinions in form and substance reasonably satisfactory to the Administrative Agent and its counsel. Notwithstanding the foregoing, no Receivables Entity shall be required to become a Subsidiary Guarantor.

(d)                Section 9.19(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(b)               Further, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to), upon the request of the Company, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty if such Subsidiary Guarantor is no longer a borrower or a guarantor in respect of any Material Indebtedness of the Company or its Domestic Subsidiaries.

(e)                Section 2.06(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c)                Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) (x) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension of the expiration date thereof, one year after such renewal or extension) or (y) such later date that the Administrative Agent and applicable Issuing Bank may approve in its reasonable discretion, and (ii) the date that is five (5) Business Days prior to the Maturity Date.

2.                   Release of Subsidiary Guarantors. On the Amendment No. 1 Effective Date, (a) each Existing Subsidiary Guarantor shall be automatically released and discharged from its obligations as a “Subsidiary Guarantor” under and as defined in the Existing Subsidiary Guaranty and (b) the Existing Subsidiary Guaranty shall terminate and be of no further force or effect other than those provisions therein that specifically survive termination. The Administrative Agent hereby further agrees, at the reasonable request of the Borrower and at its cost and expense, at any time and from time to time, to take all such actions as may be reasonably requested in order to more effectively evidence, confirm or carry out the release described in this Section 2.

3.                   Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date such conditions are satisfied, the “Amendment No. 1 Effective Date”):

(a)                The Administrative Agent shall have received counterparts of this Amendment

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duly executed by the Company, each Lender and the Administrative Agent;

(b)                Each Existing Subsidiary Guarantor shall have been or shall substantially concurrently be released from its obligations as a guarantor of the Company’s 5.250% Senior Notes due 2035 and any other obligations under the Indenture dated as of February 24, 2025 among the Company, as the issuer thereunder, the guarantors from time to time party thereto and Regions Bank, as trustee; and

(c)                The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) required to be paid by the Borrower on the Amendment No. 1 Effective Date pursuant to the Loan Documents, including this Amendment (in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date).

4.                   Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)                This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), liquidation, composition, compromise, assignment, examinership, suspension of payments, dissolution, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or in all respects if any such representation or warranty is qualified by “material” or “Material Adverse Effect”) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) only as of such specified date).

5.                   Reference to and Effect on the Credit Agreement.

(a)                Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                The Credit Agreement and, with the exception of the Existing Subsidiary Guaranty, all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each Loan Party reaffirms its obligations under the Credit Agreement and each and every other Loan Document (except for the Existing Subsidiary Guaranty) to which it is a party.

(c)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders except to the extent of the amendment of the Credit Agreement effected hereby, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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(d)                This Amendment is a Loan Document.

6.                   Governing Law. This Amendment shall be construed in accordance with and governed by and construed in accordance with the law of the State of New York.

7.                   Headings. Section headings in this Amendment used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8.                   Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement apply to this Amendment.

9.                   No Novation. Except as set forth in Section 2 of this Amendment with respect to the liability of the Existing Subsidiary Guarantors under the Existing Subsidiary Guaranty, neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any Obligations or to pay, extinguish, release, satisfy or discharge (a) the Obligations or (b) the liability of any Loan Party under the Credit Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ROLLINS, INC., as the Company

By:	/s/ Brady Knudsen
Name:	Brady Knudsen
Title:	VP, Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Jackie Castillo
Name:	Jackie Castillo
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Nathan Muller
Name:	Nathan Muller
Title:	SVP

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sam Schuessler
Name:	Sam Schuessler
Title:	Principal

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Brad Johnston
Name:	Brad Johnston
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Thomas P. Coffey
Name:	Thomas P. Coffey
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Margaret Stock
Name:	Margaret Stock
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

REGIONS BANK, as a Lender

By:	/s/ Sankar R. Nair
Name:	Sankar R. Nair
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Corey Coward
Name:	Corey Coward
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ketak Sampat
Name:	Ketak Sampat
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.

Acknowledged and agreed:

ORKIN, LLC CLARK PEST CONTROL OF STOCKTON, INC. HOMETEAM PEST DEFENSE, INC. NORTHWEST EXTERMINATING CO., LLC

By:	/s/ Andrew Light
Name:	Andrew Light
Title:	Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement

Rollins, Inc.